UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2013

Cole Credit Property Trust III, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 28, 2013, Cole Credit Property Trust III, Inc. (the “Company”) issued a press release confirming receipt of a revised unsolicited proposal from American Realty Capital Properties, Inc. to acquire 100% of the outstanding common stock of the Company. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Item 7.01 and the attached Exhibit 99.1 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (the “SEC”).

Item 8.01.	Other Events.

The information provided in Item 7.01 is hereby incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

This Current Report on Form 8-K and the exhibit attached hereto may be deemed to be solicitation material in respect of the charter amendments to be presented to the Company’s stockholders for consideration at the 2013 annual stockholders’ meeting. The Company has filed a preliminary proxy statement and expects to file a definitive proxy statement with the SEC in connection with the 2013 annual stockholders’ meeting. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

Participants in Solicitation

The Company and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of the Company. Information regarding the interests of the Company’s directors and executive officers in the proxy solicitation will be included in the Company’s definitive proxy statement.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the Company’s transaction with Cole Holdings Corporation and the ability to consummate the transaction. The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K and the exhibit attached hereto. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K or the exhibit attached hereto, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

This Item 8.01 and the attached Exhibit 99.1 are provided under Item 8.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Cole Credit Property Trust III, Inc. on March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE CREDIT PROPERTY TRUST III, INC.

Dated: March 28, 2013	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Principal Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Cole Credit Property Trust III, Inc. on March 28, 2013.